                                  EXHIBIT 99.1

                          GENESIS HEALTH VENTURES, INC.

                 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN

1.       Purpose of Plan

         The purpose of this Amended and Restated Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and key employees of Genesis Health Ventures, Inc. (the "Company") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of the Company's common stock, par value $.02 per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, to the mutual benefit of directors, officers, employees and stockholders.

2.       Aggregate Number of Shares

         6,750,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee, hereinafter referred to, deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Persons Eligible to Receive Options

         All officers and key employees of, and consultants and advisors to, the Company and any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan, provided that Incentive Stock Options (as described below) may be issued only to employees. The individuals who shall, in fact, receive an option or options shall be selected by the Compensation Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. The maximum number of options which may be granted to any participant in any one year is options for 500,000 shares of Common Stock subject to appropriate adjustment in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances.

4.       Administration of Plan

         (a) This Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two and a maximum of seven members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, as amended, of the Securities and Exchange Commission (the "SEC") or any future corresponding rule. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals are eligible to receive options under this Plan, which individuals shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.       Incentive Stock Options and Non-Qualified Stock Options

         (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of
Section 422A of the Code and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The option price for Non-Qualified Stock Options issued under this Plan shall be at least equal to the fair market value of the Common Stock on the date of the grant of the option except that the minimum option price may be equal to or greater than 85% of the fair market value of the Company's Common Stock as of the date of the grant of the option if the discount is expressly granted in lieu of a reasonable amount of salary or cash bonus. If an Incentive Stock Option is granted to an individual who, at the time the option is granted, owns shares of Common Stock equal to more than 10 percent of the total combined voting power of the Common Stock of the Company or any subsidiary corporation of the Company (a "10% Stockholder"), the option price shall not be less than 110 percent of the fair market value, as determined by the Committee in accordance with its interpretation of the requirements of Section 422A of the Code and the regulations thereunder, of the Company's Common Stock on the date of grant of the option, and such option shall not be exercisable after the expiration of five years from the date the option is granted. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

         (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Stockholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422A of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422A of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular optionee.

         (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, stockholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422A of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

6.       Modification, Amendment, Suspension and Termination

         Options shall not be granted pursuant to this Plan after August 1, 2004. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the stockholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422A of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for stockholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for stockholder approval.

7.       Effectiveness of Plan

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining stockholder approval, provided such options shall not be exercisable until stockholder approval is obtained.

8.       General Conditions

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

         (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him or her.

         (c) Except as provided below, the terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422A(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning. The term "subsidiary corporation" shall also include The Multicare Companies, Inc. (provided that only Non-Qualified Stock Options may be granted to officers and key employees of, and consultant and advisors to The Multicare Companies, Inc.).

         (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

         (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

APPENDIX I

INCENTIVE STOCK OPTION


To:
         ------------------------------------         Name

         ------------------------------------         Address

         ------------------------------------

Date of Grant:
              -----------------------------

         You are hereby granted an option, effective as of the date hereof, to purchase _____ shares of common stock, par value $.02 per share ("Common Stock"), of Genesis Health Ventures, Inc. (the "Company") at a price of $_____ per share pursuant to the Company's Amended and Restated Employee Stock Option Plan (the "Plan").

          Your option may first be exercised on and after      , but not before
that time. [On and after and prior to         , your option may be exercised
for up to     % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be
exercised for up to an additional      % of the total number of shares subject
to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).](1) No fractional shares shall be issued or delivered.

         This option shall terminate and is not exercisable after [five/ten] years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

---------
    (1) The bracketed portion of this paragraph should be included if the number of shares which may be acquired upon exercise of the option will increase over time.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated other than by reason of (i) disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, in which case your option will terminate one year from the onset of disability, or death (but in no event later than the Scheduled Termination Date), whether such termination be voluntary or not. After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment by the Company or a Company subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares, which you have a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

              (a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

              (b) Until this option and the optioned shares are approved and/or registered with such federal, state or local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

              (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale hereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

              (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his or her own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he or she will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

              (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "incentive stock option" as that term is used in Section 422A of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "incentive stock option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing or signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GENESIS HEALTH VENTURES, INC.


By:      _______________________


         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


-------------------------------                      -------------------------
         (Signature)                                          (Date)

                                   APPENDIX II

NON-QUALIFIED STOCK OPTION

To:
         --------------------------------          Name

         --------------------------------          Address

         --------------------------------

Date of Grant:
              ----------------------------------

         You are hereby granted an option, effective as of the date hereof, to purchase shares of common stock, par value $.02 per share ("Common Stock"), of Genesis Health Ventures, Inc. (the "Company") at a price of $_____ per share pursuant to the Company's Amended and Restated Employee Stock Option Plan (the "Plan").

         Your option may first be exercised on and after         , but not

before that time. [On and after and prior to      , your option may be exercised
for up to      % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be
exercised for up to an additional      % of the total number of shares subject
to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).](1) No fractional shares shall be issued or delivered.

         This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing Common Stock of the Company which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

-----------
    (1) The bracketed portion of this paragraph should be included if the number of shares which may be acquired upon exercise of the option will increase over time.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated other than by reason of (i) disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, in which case your option will terminate one year from the onset of disability, or death (but in no event later than the Scheduled Termination Date), whether such termination be voluntary or not. After the date your service or employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your service with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price for such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

         The options are not transferrable otherwise than by will or the laws of the descent and distribution, and are exercisable during your lifetime only by the option holder, including, for this purpose, the option holder's legal guardian or custodian in the event of disability. The foregoing notwithstanding, the option holder may transfer all or, subject to the approval of the Company, part of an option to the option holder's spouse, children, and grandchildren and to a trust, partnership, or limited liability company the entire beneficial interest of which, following a transfer, is held solely by the option holder or one or more of the foregoing persons. No other transfers will be permitted. Upon a transfer of an option or a part thereof, all provisions of the transferred option as governed by the Plan shall remain in effect. No transfer will be recognized by the Company unless written notice of such transfer shall have been provided to the Company together with any documentation that the Company may request.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "incentive stock option" as that term is used in Section 422A of the Code and the regulations thereunder.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GENESIS HEALTH VENTURES, INC.

By:      ___________________________

         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.



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         (Signature)                                          (Date)